FIRST RESTATED SECURITY AGREEMENT

     This First Restated Security Agreement is made as of the 16th day of December, 2002 by and between John W. Meyers, an individual ("Meyers") and William Michael Sessions ("Sessions" who, along with Meyers shall be referred to as a "Debtor" and collectively as the "Debtors"), on the one hand, and Matthew
P. Dwyer, an individual (the "Secured Party"), on the other hand. This First Restated Security Agreement replaces the Security Agreement between the same parties dated November 22, 2002.

     The  parties  hereto  agree  as  follows:

     1. SECURITY INTEREST. In consideration of that certain loan extended by the Secured Party as set forth in the Note of even date herewith executed in favor of the Secured Party by the Debtor, of which this Agreement is attached as an exhibit (the "Note"), the terms of which are incorporated herein by reference, the Debtor hereby grants to Secured Party a continuing security interest in and a right of setoff against, the Collateral described in Paragraph 2, to secure the prompt payment, performance and observance of the Note (the "Obligations"). THE SECURITY INTEREST GRANTED HEREIN IS SUBORDINATE TO THE SECURITY INTEREST OF MARC DOUGLAS CREATED AS OF THE DATE HEREOF.

     2.     THE  COLLATERAL.  The  Collateral  is  Two  Hundred  Fifty  Thousand
(250,000)  shares  of  Series  A  Preferred  Stock  of  TMI  Holdings,  Inc.

     3. REPRESENTATIONS AND WARRANTIES. The Debtor warrants, represents and covenants that:

     (a) the Collateral is now, and at all times will be, owned by Debtor free and clear of all liens, security interest, claims and encumbrances;

     (b) Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber, or otherwise dispose of or abandon, nor will Debtor suffer or permit any of the same to occur with respect to, any part or all of the Collateral, without prior written notice to Secured Party; Debtor has made, and will continue to make payment or deposit or otherwise provide for the payment, when due, of all taxes, assessments or contributions required by law which have been or may be levied or assessed against Debtor with respect to any of the Collateral; Secured Party shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto; at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party such financing statements pursuant to the Uniform Commercial Code ("UCC"), applications for certificate of title and other papers, documents or instruments as may be requested by Secured Party in connection with this Security Agreement, and Debtor hereby authorizes Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof of this Security Agreement with respect to the Collateral signed only by Secured Party.

     4. EVENTS OF DEFAULT. Each of the following events shall constitute an event of default ("Default") under this Security Agreement:

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     (a)  Debtor  shall  default in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of any Obligations;

     (b) the making or filing of any lien, levy, or execution on or seizure, attachment of or garnishment of, any Collateral;

     (c) Debtor shall become insolvent or commit an act of bankruptcy or make an assignment for the benefit of creditors;

     (d) there shall be filed by or against Debtor any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect;

     5. REMEDIES UPON DEFAULT. Upon the occurrence of any Default and at any time thereafter, Secured Party may, without notice to or demand upon Debtor, declare any Obligations immediately due and payable and Secured Party shall have all rights and remedies of a secured party under the UCC.

     6. MISCELLANEOUS. Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or actions taken or omitted to be taken by Secured Party with respect thereto, and Debtor hereby agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands. No act, omission or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein.) No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. This Security Agreement and all Obligations shall be binding upon the heirs, executors, administrators, successors, or assigns of Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorses and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of Florida applicable to contracts executed and to be performed in such State. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed in the State of Florida on the date first above set forth.

SECURED  PARTY:                  DEBTORS:


/s/ Matthew P. Dwyer             /s/ John W. Meyers
--------------------------       ----------------------------
Matthew  P.  Dwyer               John  W.  Meyers



                                 /s/ William Michael Sessions
                                 ----------------------------
                                 William Michael Sessions